SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2005

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  000-25032              25-1724540
  ----------------------------       --------------      -------------------
  (State or other jurisdiction       (Commission         (IRS Employer
   of incorporation)                 File Number)        Identification No.)


        600 Mayer Street, Bridgeville, Pennsylvania            15017
      -----------------------------------------------        ---------
         (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

          On October 3, 2005, Universal Stainless and Alloy Products, Inc. issued a press release regarding a work stoppage at its facility in Titusville, Pennsylvania. A copy of the press release is attached hereto.






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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                     By:  /s/ Richard M. Ubinger
                                          -------------------------------------
                                          Vice President of Finance,
                                          Chief Financial Officer and Treasurer

Dated:  October 3, 2005


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                                [GRAPHIC OMITTED]
                   Universal Stainless & Alloy Products, Inc.
               600 Mayer Street o Bridgeville, Pennsylvania 15017

                                CONTACTS: Richard M. Ubinger
                                          Vice President of Finance,
                                          Chief Financial Officer and Treasurer
                                          (412) 257-7606
FOR IMMEDIATE RELEASE
---------------------                     Comm-Partners LLC
                                          June Filingeri
                                          (203) 972-0186

                 UNIVERSAL STAINLESS REPORTS TITUSVILLE EMPLOYEE
                                  WORK STOPPAGE

     BRIDGEVILLE, PA, October 3, 2005 - Universal Stainless & Alloy Products, Inc. (Nasdaq:USAP) today announced that the Titusville facility hourly employees, represented by Local 7312-03 of the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers
International Union, AFL-CIO CLC, have rejected a new collective bargaining agreement offered by the Company that included increased wages and other benefits. The most recent agreement expired on September 30, 2005. The employees have commenced a work stoppage at the Titusville facility, which includes five vacuum-arc remelt furnaces and the Precision Rolled Products department. The
Titusville facility represents less than 6% of the Company's net sales. The Company's primary facilities in Bridgeville, PA and Dunkirk, NY, which are under separate collective bargaining agreements, will continue normal operations.

     Mac McAninch, President and Chief Executive Officer, commented: "We are implementing our contingency plan in order to continue serving our customers, while working with the union to reach an acceptable agreement."

About Universal Stainless & Alloy Products, Inc.

     Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to original equipment manufacturers, service centers, forgers, rerollers and wire redrawers.


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Forward-Looking Information Safe Harbor

Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the receipt, pricing and timing of future customer orders, risks associated with significant fluctuations that may occur in raw material and energy prices, risks associated with the manufacturing process and production yields, risks related to property, plant and equipment and risks related to the ultimate outcome of the Company's current and future litigation and regulatory matters. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.
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